Exhibit 10.12
NINTH AMENDMENT TO THE
Giant Industries, Inc. & Affiliated Companies 401(k) Plan
     WHEREAS, Giant Industries, Inc. (the “Corporation”) has adopted and subsequently amended and restated the Giant Industries, Inc. & Affiliated Companies 401(k) Plan (the “Giant Plan”), in the form of The CORPORATEplan for RetirementSM Profit Sharing/401(k) Plan Fidelity Basic Plan Document No. 02 (a prototype plan sponsored by Fidelity Management and Research Corporation, by executing an Adoption Agreement; and
     WHEREAS, Giant Industries, Inc. (the “Corporation”) has adopted and subsequently amended and restated the Giant Yorktown 401(k) Retirement Savings Plan (the “Yorktown Plan”), in the form of The CORPORATEplan for RetirementSM Profit Sharing/401(k) Plan Fidelity Basic Plan Document No. 02 (a prototype plan sponsored by Fidelity Management and Research Corporation), by executing an Adoption Agreement; and
     WHEREAS, Section 16.02 of The CORPORATEplan for RetirementSM Profit Sharing/401(k) Plan Fidelity Basic Plan Document No. 02 provides for the amendment of the Plan by the Employer; and
     NOW THEREFORE,
1. Effective January 1, 2006, Section 1.10(a)(2) is amended by replacing the paragraphs added by the Fourth Amendment as follows:
With regard to Deferral Contributions, the Employer may make a Matching Employer Contribution using a separate matching contribution formula for each group classified by the Employer, with respect to the Deferral Contributions and Compensation while the Participant is a member of the respective group. The separate groups shall be: (1) those Participants who are employees of the Employer (other than those classified by the Employer as employees of Giant Yorktown, Inc.) (the “Giant Group”) and (2) those Participants classified by the Employer as employees of Giant Yorktown, Inc. (the “Yorktown Group”).
For purposes of this Section 1.10(a)(2), After-Tax Contributions shall be included in Deferral Contributions.

2. Effective January 1, 2006, the Addendum re: EGTRRA, Section (c) is amended as shown on page 2 of the attachment.
IN WITNESS WHEREOF the Employer has caused this amendment to be executed this 15th day of February, 2006 by its duly authorized officer, effective as stated herein.

GIANT INDUSTRIES, INC.

By: /s/ Natalie R. Dopp

Title: VP, Human Resources

The CORPORATEplan
For RETIREMENTSM
(Profit Sharing/401(k) Plan)
A Fidelity Prototype Plan
Non-Standardized Adoption Agreement No. 001
For use With
Fidelity Basic Plan Document No. 02

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.

1.10 MATCHING EMPLOYER CONTRIBUTIONS (Only if Option 1.07(a), Deferral Contributions, is checked)
     (a)     ☑     Basic Matching Employer Contributions (check one):

(1)	☐	Non-Discretionary Matching Employer Contributions – The Employer shall make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant’s Deferral Contributions during the Contribution Period (check (A) or (B) and, if applicable, (C)):
Note: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the “ADP” test in Section 6.10 for a Plan Year, the Plan will also be deemed to satisfy the “ACP” test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.
          (A)     ☐     Single Percentage Match:                     %
          (B)     ☐     Tiered Match:
                                   % of the first                     % of the Active Participant’s Compensation contributed to the Plan.
                                   % of the next                     % of the Active Participant’s Compensation contributed to the Plan.
                                   % of the next                     % of the Active Participant’s Compensation contributed to the Plan.
Note: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.
          (C)     ☐      Limit on Non-Discretionary Matching Employer Contributions (check the appropriate box(es)):

(i)	☐	Deferral Contributions in excess of % of the Participant’s Compensation for the period in question shall not be considered for non-discretionary Matching Employer Contributions.
Note: If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral Contributions made to the Plan, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

(ii)	☐	Matching Employer Contributions for each Participant for each Plan Year shall be limited to $ .

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.
1

(2)	☑	Discretionary Matching Employer Contributions – The Employer may make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors’ Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral Contributions made by each Participant during the Contribution Period. The Board of Directors’ Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

(A)	☐	4% Limitation on Discretionary Matching Employer Contributions for Deemed Satisfaction of “ACP” Test – In no event may the dollar amount of the discretionary Matching Employer Contribution made on a Participant’s behalf for the Plan Year exceed 4% of the Participant’s Compensation for the Plan Year. (Only if Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

(3)	☐	Safe Harbor Matching Employer Contributions – Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in the Safe Harbor Matching Employer Contribution Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the “ADP” test and, under certain circumstances, the “ACP” test.

(b)	☐	Additional Matching Employer Contributions - The Employer may at Plan Year end make an additional Matching Employer Contribution equal to a percentage declared by the Employer, through a Board of Directors’ Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral Contributions made by each Participant during the Plan Year. (Only if Option 1.10(a)(1) or (3) is checked.) The Board of Directors’ Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

(1)	☐	4% Limitation on Additional Matching Employer Contributions for Deemed Satisfaction of “ACP” Test - In no event may the dollar amount of the additional Matching Employer Contribution made on a Participant’s behalf for the Plan Year exceed 4% of the Participant’s Compensation for the Plan Year. (Only if Option 1.10(a) (3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)
Note: If the Employer elected Option l.10(a)(3), Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the “ADP” test for Plan Years beginning on or after January 1, 1999, the additional Matching Employer Contribution must meet the requirements of Section 6.10. In addition to the foregoing requirements, if the Employer elected either Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the “ACP” test with respect to Matching Employer Contributions for the Plan Year, the Deferral Contributions matched may not exceed the limitations in Section 6.11.

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.
2

(c)	Contribution Period for Matching Employer Contributions - The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a) is:

(1)	☐	each calendar month.

(2)	☐	each Plan Year quarter.

(3)	☐	each Plan Year.

(4)	☑	each payroll period.
The Contribution Period for additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.
(d)	Continuing Eligibility Requirement(s) - A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.10 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to basic Matching Employer Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

(1)	☑	No requirements.

(2)	☐	Is employed by the Employer or a Related Employer on the last day of the Contribution Period.

(3)	☐	Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

(4)	☐	Earns at least 1,000 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

(5)	☐	Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

(6)	☐	Is not a Highly Compensated Employee for the Plan Year.

(7)	☐	Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

(8)	☐	Special continuing eligibility requirement(s) for additional Matching Employer Contributions. (Only if Option 1.10(b), Additional Matching Employer Contributions, is checked.)
(A)	The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are: (Fill in number of applicable eligibility requirement(s) from above.)

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.
3

Note: If Option (2), (3), (4), or (5) above is selected, then Matching Employer Contributions can only be funded by the Employer after the Contribution Period or Plan Year ends. Matching Employer Contributions funded during the Contribution Period or Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Contribution Period or Plan Year, as applicable, such Option shall not become effective until the first day of the next Contribution Period or Plan Year.

(e)	☑	Qualified Matching Employer Contributions - Prior to making any Matching Employer Contribution hereunder (other than a safe harbor Matching Employer Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the “ADP” test on Deferral Contributions and excluded in applying the “ACP” test on Employee and Matching Employer Contributions. Unless the additional eligibility requirement is selected below, Qualified Matching Employer Contributions shall be allocated to all Participants who meet the continuing eligibility requirement(s) described in Subsection 1.10(d) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution.

(1)	☐	To receive an allocation of Qualified Matching Employer Contributions a Participant must also be a Non-Highly Compensated Employee for the Plan Year.
Note: Qualified Matching Employer Contributions may not be excluded in applying the “ACP” test for a Plan Year if the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the “ADP” test is deemed satisfied under Section 6.10 for such Plan Year.

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.
4

AMENDMENT EXECUTION PACE
     This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.
     The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Page	Effective Date
1.10		01/01/2006
EGTRRA Addendum		01/01/2006
     IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 26 day of January, 2006.

Employer: Giant Industries, Inc.		Employer:

By:	/s/ Natalie R. Dopp	By:

Title: VP, Human Resources		Title:

Accepted by:

Fidelity Management trust Company, as Trustee

By:		Date:

Title:

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.
5

THE CORPORATEPLAN FOR RETIREMENTSM (PROFIT SHARING/401(K) PLAN)
ADDENDUM TO ADOPTION AGREEMENT
FIDELITY BASIC PLAN DOCUMENT No. 02
RE: ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 (“EGTRRA”)
AMENDMENTS for
Plan Name: Giant Industries, Inc. & Affiliated Companies 401(k) Plan
PREAMBLE
Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided below, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.
Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.
(a)	Catch-up Contributions. The Employer must select either (1) or (2) below to indicate whether eligible Participants age 50 or older by the end of a calendar year will be permitted to make catch-up contributions to the Plan, as described in Section 5.03(b)(1):

	(1)	☑	Catch-up contributions shall apply effective January 1, 2002, unless a later effective date is specified herein. .

	(2)	☐	Catch-up contributions shall not apply.

Note: The Employer must not select (a)(1) above unless all plans of all employers treated, with the Employer, as a single employer under subsections (b), (c), (m), or (o) of Code Section 414 also permit catch up contributions (except a plan maintained by the Employer that is qualified under Puerto Rico law), as provided in Code Section 414(v)(4) and IRS guidance issued thereunder. The effective date applicable to catch-up contributions must likewise be consistent among all plans described immediately above, to the extent required in Code Section 414(v)(4) and IRS guidance issued thereunder.

(b)	Plan Limit on Elective Deferral for Plans Permitting Catch-up Contributions. This Section (b) is inapplicable if the Plan converted to this Fidelity document from any other document effective after April 1, 2002.

For Plans that permit catch-up contributions beginning on or before April 1, 2002, pursuant to (a)(1) above, the 60% Plan Limit described in Section 5.03(b)(2) shall apply beginning April 1, 2002, unless (b)(1) or (b)(2) is selected below. For Plans that permit catch up contributions beginning after April 1, 2002, pursuant to (a)(l) above, the Plan Limit set out in Section 1.07(a)(1) shall continue to apply unless and until the Employer’s election in (b)(2) below, if any, provides for a change in the Plan Limit.

	(1)	☐	The Plan Limit set out in Section l.07(a)(1) shall continue to apply on and after April 1, 2002.

	(2)	☐	The Plan Limit set out in Section l.07(a)(1) shall continue to apply until (cannot be before April 1, 2002), and the Plan Limit after that date shall be % of Compensation each payroll period.

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.
1

(c)	Matching Employer Contributions on Catch-up Contributions. The Employer must select the box below only if the Employer selected (a)(l) above, and the Employer wants to provide Matching Employer Contributions on catch-up contributions. In that event, the same rules that apply to Matching Employer Contributions on Deferral Contributions other than catch-up contributions will apply to Matching Employer Contributions on catch-up contributions.
☐	Notwithstanding anything in 2.01(1) to the contrary, Matching Employer Contributions under Section 1.10 shall apply to catch-up contributions described in Section 5.03(b)(l).
(d)	Vesting of Matching Employer Contributions. Complete this section (d) only if the vesting schedule for Matching Employer Contributions under the Plan must be amended to comply with EGTRRA. This is the case if, in the absence of an amendment, the vesting schedule for Matching Employer Contributions would not be at least as rapid as Three-Year Cliff or Six-Year Graded Vesting, effective for Participants with at least one Hour of Service on or after the first Plan Year beginning after December 31, 2001, subject to the rule described in (2) below. Complete (d)(1) to specify the new vesting schedule; any vesting schedule changes must conform to the requirements of Section 16.04 of the Plan. Only complete (d)(2) if your Plan is maintained pursuant to a collective bargaining agreement ratified by June 7, 2001. Complete (d)(3) if the Employer wants to apply the vesting schedule selected in (d)(l) to only the portion of a Participant’s accrued benefits derived from Matching Employer Contributions for Plan Years beginning after December 31, 2001.
(1)	Vesting Schedule for Matching Employer Contributions. Unless the Employer checks the box in (d)(3) of this EGTRRA Amendments Addendum, the Vesting Schedule set forth below shall apply to all accrued benefits derived from Matching Employer Contributions for Participants who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001, regardless of the Plan Year for which such contributions are made, subject to the Employer’s election of a later effective date as indicated in (d)(2) below:
☐	100% Vesting immediately

☐	3-Year Cliff (see C below)

☐	6-Year Graded (see E below)

☐	Other Vesting Schedule (complete G3 below, but must be at least as favorable as either C or E)
Applicable Vesting Schedule

Years of
Vesting Schedule	C	E	G3
0	0%	0%	—%
1	0%	0%	—%
2	0%	20%	—%
3	100%	40%	—%
4	100%	60%	—%
5	100%	80%	—%
6 or more	100%	100%	100%
(2)	Delayed Effective Date for Plans Subject to Collective Bargaining. If the plan is maintained pursuant to one or more collective bargaining agreements ratified by June 7, 2001, the effective date for faster vesting of Matching Employer Contributions for Participants covered by such a collective bargaining agreement can be delayed by checking the box below and inserting the effective date, which is the first day of the first Plan Year beginning on or after the earlier of (i) January 1, 2006, or (ii) the later of the date on which the last of the collective bargaining agreements described above terminates (without regard to any extension on or after June 7, 2001), or January 1, 2002.

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.
2

☐	The vesting schedule elected by the Employer in (d)( I) above shall apply to those Participants covered by a collective bargaining agreement(s) ratified by June 7. 2001. who have at east one Hour of Service on or after ___. Unless the Employer selects the box in (d)(3) below, the vesting schedule selected in (d)(1) above shall apply to the entire accrued benefit derived from Matching Employer Contributions of such Participants with an Hour of Service in a Plan Year beginning on or after the date specified herein. For all other Participants, the vesting schedule shall apply as of the date and in the manner described in (d)(l) and, where applicable, (d)(3).
(3)	Grandfathered Application of Prior Vesting Schedule. The Employer must check the box below only if the Employer wants to grandfather an existing vesting schedule and apply the vesting schedule that the Employer selected in (d)(1) above to only that portion of a Participant’s accrued benefit derived from Matching Employer Contributions for Plan Years beginning after December 31, 2001, (and/or for Plan Years beginning on or after the date specified in (d)(2), for any Participants subject to (d)(2), if selected by the Employer).
☐	The Vesting Schedule in (d)(l) above shall apply only to the portion of a Participant’s accrued benefits derived from Matching Employer Contributions under the Plan in a Plan Year beginning after December 31, 2001, or such later date applicable to the Participant if specified in (d)(2) above.
(e)	Rollovers of After-Tax Employee Contributions to the Plan. The Employer must mark the box below only if the Employer does not want the Plan to accept Participant Rollover Contributions of qualified plan after-tax employee contributions, as described in Section 5.06, which would otherwise be effective for distributions after December 31, 2001:
☐	Participant Rollover Contributions or direct rollovers of qualified plan after-tax employee contributions shall not be accepted by the Plan at any time.
(f)	Application of the Same Desk Rule. The Employer must mark the box below only if the Employer wants to discontinue the application of the same desk rule set forth in Section 12.01(a).
☑	Effective for distributions from the Plan after December 31, 2001, or such later date as specified herein 01/01/2002, a Participant’s elective deferrals, qualified nonelective contributions and qualified matching contributions, if applicable, and earnings attributable to such amounts shall be distributable, upon a severance from employment as described in Section 12.01(b), effective only for severances occurring after (or, if no date is entered, regardless of when the severance occurred).

Plan Number: 40292
The CORPORATEplan for RetirementSM		Non-Std PS Plan
10/09/2003
© 2003 FMR Corp.
All rights reserved.
3

The provision(s) as identified in this Appendix F shall supercede the referenced provision(s) of this Agreement, subject to the terms and conditions contained herein. For provision(s) below identified as exceptions to the Plan (requiring an amendment to the CORPORATEplan for RetirementSM), the Employer hereby agrees to obtain a favorable determination letter on the Plan from the Internal Revenue Service.
Title: Amendment to Compensation
Description: The Employer will provide an amendment that excludes any amount realized from the exercise of qualified or nonqualified stock options and any Compensation for the portion of the Plan Year during which the employee is classified by the Employer as an employee of Giant Yorktown, Inc. from the definition of Compensation.
Exception Fee: Fee Waived
Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).
Title: Amendment to Investment Direction
Description: The Employer will provide an amendment that allows for Employer investment direction from one of the Non-Elective Employer Contribution accounts and Employee Investment direction from the other Non-Elective Employer Contribution account.
Exception Fee: Fee Waived
Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).
Title: Amendment to Non-Elective Employer Contribution
Description: The Employer will provide an amendment that allows it to decide upon funding of each contribution if the Employer or Employee will direct investment.
Exception Fee: Fee Waived
Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).

Plan #40292	CPR Service

Title: Amendment to Investment Direction
Description: The Employer will provide an amendment that allows for employee investment direction in all restricted accounts as described in the amendment.
Exception Fee: Fee Waived
Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).
Title: Nonelective Employer Contributions
Description: The Employer will provide an amendment that allows for a different Nonelective Employer Contribution for different groups of Participants. This provision may call for additional non-discrimination testing not included in Fidelity’s Package Testing services for this plan.
Exception Fee: Fee Waived
Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).
Title: Employer Matching Contribution
Description: The Employer will provide an amendment that allows for different Matching Contributions for different groups of Participants. This provision may call for additional nondiscrimination testing not included in Fidelity’s Package Testing services for this Plan.
Exception Fee: Fee Waived
Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).
Title: Matching Contribution on Employee After-Tax Contributions
Description: The Employer will provide an amendment that allows for Matching Employer Contributions to be made on Employee After-Tax Contributions for specific groups of Participants as identified in their Amendment. This provision may call for additional nondiscrimination testing not included in Fidelity’s Package Testing services for the Plan.
Exception Fee: Fee Waived
Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add

Plan #40292	CPR Service

such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).
Title: Change to Withdrawal Policy in Appendix D
Description: Effective 4/14/04: Hardship availability will be amended as follows: Payment of funeral expenses for the Participant’s spouse, children or dependents will be permitted.
Exception Fee: Fee Waived
Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).
Title: True Up Matching Calculation
Description: Effective 1/1/2004: Giant Industries to provide an amendment for a true-up matching contribution for all plan participants who were employed on the last day of the plan year and who were not classified as employees of Giant Yorktown.
Exception Fee: Fee Waived
Fidelity hereby agrees to allow an amendment to the CORPORATEplan for RetirementSM to incorporate a Plan provision to accomplish the above stated purpose. Amending the Plan to add such a provision will make the Plan individually designed and the Employer hereby agrees to accept all consequences of such a designation (see attached).
Title: Change to Loan Policy in Appendix D
Description: Participant will be permitted to initiate up to two loans in a given plan year. While Fidelity will produce Participant communication materials and forms for use by the Employer, the Employer must provide any necessary language summarizing this provision as well as identify which materials and forms would use this language.
Exception Fee: Fee Waived
Title: Change to Loan Policy in Appendix D
Description: Loan availability is to be computed based on the entire account balance except for the Non-Elective Employer Contribution Stock (EMPLOYER CONTRIB STOCK SOURCE) and the ESOP Transfer Stock (TRANSFER ASSETS STOCK SOURCE) accounts and is to be withdrawn from those same accounts. While Fidelity will produce Participant communication materials and forms for use by the Employer, the Employer must provide any necessary language summarizing this provision as well as identify which materials and forms would use this language.
Exception Fee: Fee Waived

Plan #40292	CPR Service

Title: Charging Plan Expenses to the Accounts of Terminated Participants
Description: The Employer hereby directs Fidelity to deduct, on a per capita basis, the Per Participant fee described in Article I.B, from the accounts of Participants who are no longer actively employed by the Employer (i.e., Participants with the following status codes on Fidelity’s Participant Recordkeeping System (FPRS): R (Retired), T (Terminated), D (Deceased), or P (Disabled)) but not from the accounts of Participants who are actively employed by the Employer. The Employer hereby acknowledges that the Employer is responsible for ensuring that the proper status code for each Participant is reflected in FPRS at all times. The Employer hereby represents that it shall pay directly to Fidelity such fees on behalf of the actively employed Participants and/or direct Fidelity to deduct such fees from the Plan’s forfeiture account. Solely for purposes of this direction, whether a Participant is actively employed or not actively employed shall be determined as of the date such amount is deducted. The Employer hereby acknowledges that Fidelity has advised it to consult with its legal counsel regarding this direction. The Employer hereby represents that it has determined that the allocation of Plan expenses reflected in this direction is reasonable and complies with applicable law. The Employer hereby further acknowledges that, to the extent any testing of this expense allocation is required under Internal Revenue Code Section 401(a)(4), the Employer shall be solely responsible for such testing, and Fidelity shall not provide any services related to such testing. The Employer hereby represents that, pursuant to ERISA, it has made appropriate and timely disclosure to Participants regarding the allocation of Plan expenses described herein.
Exception Fee: Fee Waived
Title: Match on After-Tax Contributions
Description: The Employer will provide an amendment that allows for matching of after-tax contributions.
Exception Fee: Fee Waived

Plan #40292	CPR Service

Attachment to Appendix F
of the
CORPORATEplan for RetirementSM Service Agreement
Article II. Section 2 of the CORPORATEplan for RetirementSM Service Agreement provides that the Employer may not add, delete, or modify the CORPORATEplan for RetirementSM prototype documents in any way without the written consent of Fidelity. In Appendix F of the CORPORATEplan for RetirementSM Service Agreement, Fidelity gave its written consent that this provision be waived solely for the purpose of allowing the company to make a certain amendment or amendments to the prototype plan. The Employer will be responsible for drafting each amendment to which reference is made in Appendix F. As a result of any such amendment, the Employer’s Plan will not be able to rely on the opinion letter Fidelity received from the IRS for the CORPORATEplan for RetirementSM with respect to the Employer’s Plan. The Employer’s Plan will be individually designed, and the Employer will incur the ‘user’ fee for an individually designed plan instead of the fee for a prototype plan in filing for an IRS determination letter. The Employer will be responsible for the continuing qualification of the plan, including amending it to comply with the required Internal Revenue Service guidelines. Fidelity will provide the Employer with a copy of any model amendments or updates to the Fidelity Prototype plan. The Employer shall be responsible for amendments to retain the provision allowed by Appendix F (if so desired) in any restated version of the Fidelity Prototype Plan adopted by the Employer. The Employer understands that Fidelity will only produce a sample Summary Plan Description for the Employer’s Plan which will not include language summarizing any amendment(s). Finally, the Employer must give Fidelity the opportunity to review any other amendment that the Employer proposes to the Plan, allowing Fidelity to approve or reject the amendment based upon its impact on the recordkeeping of the Plan as a qualified plan.

EXECUTION PAGE (FIDELITY’S COPY)
This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

Original
Service Agreement	Effective Date	Revision Date(s)
Articles I and II

Appendix A – Investment Schedule and Services

Appendix B – Enrollment and Education Services

Appendix C – Contribution Processing Services

Appendix D – Loan and Withdrawal Services

Appendix E – Compliance Services

Appendix F – Miscellaneous Additional Services	01/01/1996	01/01/2006

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:	Employer:

/s/ Natalie R. Dopp

(Signature)	(Signature)

Natalie R. Dopp

(Print Name)	(Print Name)

VP, Human Resources

(Title)	(Title)

1/26/06

(Date)	(Date)

Note:	Only one authorized signature is required to execute this Agreement unless the Employer’s corporate policy mandates two authorized signatures.
Fidelity Management Trust Company:

(Signature)

(Print Name)

(Title)

(Date)

EXECUTION PAGE (EMPLOYER’S COPY)
This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

Original
Service Agreement	Effective Date	Revision Date(s)
Articles I and II

Appendix A – Investment Schedule and Services

Appendix B – Enrollment and Education Services

Appendix C – Contribution Processing Services

Appendix D – Loan and Withdrawal Services

Appendix E – Compliance Services

Appendix F – Miscellaneous Additional Services	01/01/1996	01/01/2006

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:	Employer:

/s/ Natalie R. Dopp

(Signature)	(Signature)

Natalie R. Dopp

(Print Name)	(Print Name)

VP, Human Resources

(Title)	(Title)

1/26/06

(Date)	(Date)

Note:	Only one authorized signature is required to execute this Agreement unless the Employer’s corporate policy mandates two authorized signatures.
Fidelity Management Trust Company:

(Signature)

(Print Name)

(Title)

(Date)